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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       for

              13 7/8% SENIOR CUMULATIVE REDEEMABLE PREFERRED STOCK

                                       of

                             R&B FALCON CORPORATION

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for shares of the Company's (as defined below) 137/8% Senior Cumulative Redeemable Preferred Stock (the "Outstanding Preferred Stock) are not immediately available, (ii) shares of Outstanding Preferred Stock, the Letter of Transmittal and all other required documents cannot be delivered to American Stock Transfer & Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus defined below), or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Terms of the Exchange Offer" and "----Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender shares of Outstanding Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the shares of Outstanding Preferred Stock (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 1999, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                  The Exchange Agent for the Exchange Offer Is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

               By Mail                      By Hand or Overnight Delivery
American Stock Transfer & Trust Company  American Stock Transfer & Trust Company
           40 Wall Street                           40 Wall Street
      New York, New York 10005                 New York, New York 10005
 Attention: Reorganization Department     Attention: Reorganization Department


      By Facsimile Transmission                   Confirm by Telephone:
           (718) 234-5001                           (718) 921-8200
 (For eligible institutions only)

                                 For Inquiries:
                                 (718) 921-8200

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.



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Ladies and Gentlemen:

     The undersigned hereby tenders to R&B Falcon Corporation, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated          , 1999 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate number of shares of Outstanding Preferred Stock set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Terms of the Exchange Offer" and "----Guaranteed Delivery Procedures."


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               OUTSTANDING PREFERRED STOCK (CUSIP NO. 749 12 E200)
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                                NUMBER OF SHARES          NUMBER OF SHARES
  CERTIFICATE NUMBER(S)          REPRESENTED BY         TENDERED FOR EXCHANGE
    (IF AVAILABLE)               CERTIFICATE(S)                   *
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

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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TOTAL NUMBER OF SHARES OF
OUTSTANDING PREFERRED STOCK
TENDERED:
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*        NEED NOT BE COMPLETED IF TENDERING FOR EXCHANGE ALL SHARES OF
         OUTSTANDING PREFERRED STOCK HELD. ALL SHARES OF OUTSTANDING PREFERRED
         STOCK HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED
         IN THIS COLUMN.
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



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     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH, INCAPACITY, OR DISSOLUTION OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


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If shares of Outstanding Preferred Stock will be                  PLEASE SIGN HERE
tendered by book-entry transfer, please provide
the following information:
                                                        ----------------------------------
                                                                    Signature(s)


Name of Tendering Institution                           ----------------------------------
                                                               Name(s) (Please Print)


-----------------------------------------------         ----------------------------------

                                                        ----------------------------------
                                                             Address (Include Zip Code)
The Depository Trust Company
Account No.                                             ----------------------------------
                                                            (Area Code and Phone Number)

-----------------------------------------------
                                                        ----------------------------------
                                                                       Date

------------------------------------------------        ----------------------------------


     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Preferred Stock exactly as its (their) name(s) appear on certificates for shares of Outstanding Preferred Stock, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Please print name(s) and address(es):


Name(s)
       ------------------------------------------------------------------------

Capacity
        -----------------------------------------------------------------------

Address(es)
           --------------------------------------------------------------------




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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the shares of Outstanding Preferred Stock tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such shares of Outstanding Preferred Stock into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).


-------------------------------------      -------------------------------------
Name of Firm                               Authorized Signature


-------------------------------------      -------------------------------------
                                           Name (please print)


-------------------------------------      -------------------------------------
Address                                    Title


-------------------------------------      -------------------------------------
Area Code and Telephone No.                Date


NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF OUTSTANDING PREFERRED STOCK WITH THIS FORM. CERTIFICATES FOR SHARES OF OUTSTANDING PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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